

HealthLynked®

Shareholder Update



1/9/2020

Safe Harbor Statement

- Any statements contained in this Investor Presentation that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein are based on current expectations but are subject to a number of risks and uncertainties. The factors that could cause actual future results to differ materially from current expectations include, but are not limited to, risks and uncertainties relating to the Company's ability to develop, market and sell products based on its technology; the expected benefits and efficacy of the Company's products and technology; the availability of substantial additional funding for the Company to continue its operations and to conduct research and development, clinical studies and future product commercialization; and, the Company's business, research, product development, regulatory approval, marketing and distribution plans and strategies. These and other factors are identified and described in more detail in our filings with the SEC, including, our current reports on Form 8-K. We do not undertake to update these forward-looking statements made by us.

- **Stock Symbol HLYK**
- Average Daily Volume- 275,000
- 52-week Range- .0950 - .4440
- Market Cap $19.8M

Presenters



Michael Dent M.D.

CEO Chairman

Prior to founding HealthLynked, Dr. Dent was Founder, Chairman & CEO of NeoGenomics Laboratories (Nasdaq: NEO). As a practicing physician, Dr. Dent is uniquely qualified to understand the challenges and opportunities in healthcare and emerging technologies. Dr. Dent received his bachelors from Davidson College, where he majored in both Biology and Pre-Med, and went on to earn his Medical Degree from The University of South Carolina in Charleston, SC.



George O'Leary

CFO

Mr. O'Leary has worked with public and private companies in board representation and/or providing executive level management expertise. He aids in the implementation and execution of strategic, financial & operational plans. As President and CEO of Communication Resources Inc, he grew revenues from $5M to $40M (1996 to 2000). Previously, he was VP of Operations of Cablevision Industries, where he ran $125M of business. Mr. O'Leary began his career as a Senior Accountant with Peat Marwick and Mitchell (now KPMG) and holds a B.B.A. degree in Accounting with honors from Siena College.

7,000 Hospitals


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NCH North Naples Hospital
2.73mi 11190 Health Park Boulevard, Naples, FL, 34110
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2.99mi 1285 Creekside boulevard East, Naples, FL, 34109
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7.75mi 6101 Pine Ridge Road, Naples, FL, 34119
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Hughes Center for Functional Medicine


What Is The Difference Between
Functional & Conventional Medicine?
Functional Medicine vs. Conventional Medicine
Functional Medicine
Conventional Medicine
Patient centered, personalized approach
Disease centered, generalized approached
The body operates as an integrated system
The body is a collection of parts operating independently
Gene expression can be altered
Gene expression is not changeable
Health is about vitality
Health is the absence of disease
Function focused, root cause approach
Pathology focused, symptom management
Prevention focused
Disease focused
Lifestyle & nutrition-based
Pharmaceutical based
Finding the cause
Treating the symptom

- $3 million annual gross revenue
- $500,000 in EBITDA
- Former practice of Dr. David Perlmutter
- Neurodegenerative Disorders
- Alzheimer's Disease

Patient Access HUB

Patient Engagement and Onboarding


FREE WI-FI
POWERED BY THE
HealthLynked
NETWORK
HealthLynked

Secure Wi-Fi

HIPAA compliant

Outside of your practice EHR

Practice Analytics


HealthLynked
Family Health Center of SW Fl Inc
John Due
Analytics
Patients
Campaigns
Appointments
Last 30 Days
5,192
Up by
24.05%
739 Last 7 Days
New Visits
Last Week
450
Up by
24.05%
30% of Visitors are New
Busiest Time
Last 1 Year
Friday
Hours
4-5PM
Thursday is the most idle day
Busiest Day of the Week
Busiest Time of the Week
All Providers
In the Last 30 Days
1250
1000
750
500
250
0
Monday
Tuesday
Wednesday
Thursday
Friday
Saturday
Sunday
Monday 327
Tuesday 812
Wednesday 1241 Highest
Thursday 127 Lowest
Friday 591
Saturday 787
Sunday 1012


HealthLynked
Family Health Center of SW Fl Inc
John Due
Analytics
Patients
Campaigns
New Patients
Last Week
450
Up by
24.05%
30% of Visitors are New
Sessions
Last 30 Days
5,192
Up by
24.05%
739 Last 7 Days
Busiest Provider
Last 30 Days
John Smith
3812 Sessions
Patients
New Patients
HL Members
Lost Patients
All Providers
In the Last 30 Days
Numbers - Daily
60
50
30
20
10
0
23 24 25 26 27 28 29 30 31 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20
Day
Count
Apr 19, 19 134
Apr 20, 19 141
Apr 21, 19 150
Apr 22, 19 93
Apr 23, 19 50
Apr 24, 19 145

Practice Analytics


HealthLynked
Family Health Center of SW Fl Inc
John Doe
Analytics
Patients
Campaigns
Members
14 Members
Filter by Type
Provider 363
Front Desk 68
Back Office 4
Filter by Specialty
DPM 41
FAEEM 73
GYN 12
GP 68
MD 75
MS 8
OB/GYN 73
PharmD 13
Search
Add Member
Member
Type
Speciality
Email
Phone Number
Freddy Kauschke
Provider
DPM
Corabelle Durrad
FAAEM
Gabie Sheber
Front Desk
Martin Abasto
Darika Samak


HealthLynked
Family Health Center of SW Fl Inc
John Doe
Analytics
Patients
Campaigns
New Patients
Last Week
450
24.05%
Sessions
Last 30 Days
5,192
24.05%
Busiest Provider
Last 30 Days
John Smith
Patients
New Patients
HL Members
Lost Patients
All Providers
In the Last 30 Days
Apr 2, 2019
Total Patients : 41
New Patients : 16
Repeat : 35
New Patients
Repeat Visits
Day
Total
New
Repeat
Apr 19, 19
134
93
41
Apr 20, 19
140
89
51
Apr 21, 19
120
55
65
Apr 22, 19
93
48
45
Apr 23, 19
50
15
35
Apr 24, 19
145
62
83


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amazon.com
APC
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UNCH
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NASDAQ

Naples Center for Functional Medicine April 15, 2019


800 Goodlette-Frank Rd. N., #270, Naples, FL 34102
CALL NAPLES CENTER (239)649-7400
PATIENT PORTAL
SIGN UP FOR FREE HEALTH TIPS!
NAPLES CENTER
FOR FUNCTIONAL MEDICINE
About
Physicians
Services
Hyperbaric Oxygen Therapy
IntellxxDNA
Shop
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Blog
Contact
FREE SEMINAR
HOW GENETIC TESTING
SUPPORTS YOUR HEALTH
JANUARY 15, 2020, 6 PM
RSVP ONLINE
Eduardo Maristany, MD
Improve Your Health Through Individualized,
Integrative Health Care

Bob Gasparini



- Mr. Gasparini was a key executive at NeoGenomics Laboratories serving in many capacities with the company including President and Chief Scientific Officer as well as being on the Board of Directors from 2004-2014.

- NeoGenomics Laboratories 2004-Present
- US Labs Irvine California 2001-2004
- Ventana Medical Systems 1998-2000
- Assistant Director / Prenatal Diagnostic Center Lexington MA 1993-1997
- Technical Director of Genetics at Tufts 1990-1993
- Assistant professor Genetics at the University of CT 1985-1990

Integration with 400 Quest labs Draw Centers

Stephen W Thompson	3.09 miles away
Maria Gabriela Pachori	3.09 miles away
Jennifer L Bevins	3.09 miles away
Jon Ryan Jackson	3.09 miles away
Stephen W Thompson	3.09 miles away
Thuy Rose Nguyen	3.09 miles away
Joseph Gauta	3.09 miles away
Leela R Bolla	3.09 miles away


Map
Satellite
San Carlos Park
Estero Island
Estero
Estero Bay Aquatic Preserve
CREW Flint Pen Strand
Corkscrew Swamp Sanctuary
Northeast Naples - Employer Drug Testing Not Offered
Address: Unit #12 8855 Immokalee Rd, Naples, FL 34120
Phone Number: 239-455-4101
Operation Hours: M-F 7:00 am-3:00 pm
Orangetree
North Naples
PELICAN BAY
Vineyards
Golden Gate
Google
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HealthLynked Practice Optimization Tools

PATIENT
ACCESS HUB

Qwik
Check
PATIENT CHECK-IN SYSTEM

PRACTICE
ANALYTICS


NAPLES WOMEN'S CENTER
Go to Analytics
Alfie Wood
Logout
Providers
231 Patients in Queue
Patients
All Providers (56)
6 Providers Available
Carolyn Monaco (12)
Dermatologist
Cynthia J Troy (19)
Dermatologist
Patricia Darlene El...(12)
Dermatologist
Layne Thompson (4)
Dermatologist
Jason McMaster (2)
Dermatologist
Rolando Ramon Go..(7)
Dermatologist
Sample Patient
123-456-7890
Check in 32 Mins Ago · Today 9:44 AM
Rolando Ramon G..., MD
Dermatologist
Services
Thyroid Profile Total Blood Test
Notification
None
Send Notification
Notify Appointment
Notify for Test
Sample Patient
123-456-7890
Check in 32 Mins Ago · Today 9:44 AM
Rolando Ramon G..., MD
Dermatologist
Services
Thyroid Profile Total Blood Test
Notification
3 Notifications Sent
Notify Appointment

Florida Medical Association Conference

- Florida Medical Association
- Release of Qwik Check App
- 100 Physician profiles claimed at the event

FMA
FLORIDA MEDICAL ASSOCIATION


HealthLynked
Connecting providers, patients, and data.
Find a Doc

New HealthLynked Website



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Let us help make healthcare easier for you and your family
Personal Medical Records
Medical records that move with you and your family. Make sure all your information is shared among your healthcare providers.
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Online Scheduling
Book your appointments online and find more information about your doctors so you can make the best decisions when it comes to your healthcare.
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Over 800,000 Healthcare Providers
It's the largest and most accurate healthcare directory in the United states. Lynk to your doctors or find a new provider if needed.
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1st Partnership Program


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Robert Mino JD, MBA, MS



- Mr. Mino has served as General Counsel of Applied Food Technologies (a testing laboratory), General Manager at Somahlution (a medical device company) and Corporate Counsel and VP, Business Development at Sancilio Pharmaceuticals (a pharmaceutical and dietary supplement company), performing on the executive leadership teams of each.
- Sancilio Pharmaceuticals/ Micelle BioPharma Aug 2015-17
- Somahlution/ Global Pharma Analytics2014-2015
- Applied Food Technologies Inc2011-2012
- Robert P. Mino PA 2011- present
- Christopher & Weisberg PA 2010-11
- Applied Biosystems 2005-2008
- Roche Diagnostics 2003-2005
- Sigma Aldrich 2001-2003

Naples Center for Functional Medicine





Carol L. Roberts, MD, ABIHM

Carol L. Roberts, M.D. has practiced functional/integrative/holistic medicine for 25 years. She provides patients with testing to uncover the underlying causes of chronic illness, guidance in resolving health issues in the safest and most lasting ways and education in how the patient can best assist in her own healing. She is Medical Director at the Naples Center for Functional Medicine, formerly the Hughes Center for Functional Medicine. Additionally, she is the author of "Good Medicine: A Return to Common Sense," a doctor-proven guide to attaining a healthier you, naturally. Dr. Roberts is a nationally recognized speaker, has a dual faculty appointment at the College of Public Health and the College of Medicine at the University of South Florida in Tampa, Florida. She is proud to be a mentor, educator, and role model to her patients.

Education & Experience:

Founding Diplomate, American Board of Integrative Holistic Medicine
Albert Einstein College of Medicine, Otolaryngology and Emergency Medicine
University of Texas Medical School
Harvard University, Bachelor's degree

Eduardo Maristany, MD

Dr. Maristany is a board-certified internal medicine physician who is also trained by the Institute of Functional Medicine (IFM). Licensed to practice in both Florida and Georgia, Dr. Maristany's post-residency training includes functional and integrative medicine, advanced personalized genomic interpretation, inflammatory diseases and other topics. He is a member of the American College of Physicians and American Medical Association. As an active researcher and practitioner in the study of genomics, the field of biology focusing on the structure, function, evolution, and mapping of genomes, Dr. Maristany incorporates genomic intelligence into clinical decision-making through use of the cutting-edge IntellxxDNA™ programming. IntellxxDNA™ is an advanced testing tool for genomic analysis to provide comprehensive, clinical-focused knowledge of the health risks and benefits within your genetic make-up. The results from the IntellxxDNA™ test are used to develop a personalized plan to help you achieve optimal health and wellness.

Education & Experience:

Internal Medicine Hospitalist, Academic Hospitalist/Clinical Assistant Professor
Residency in Internal Medicine at Memorial Health University Medical Center
Ross University School of Medicine, Graduated with Honors
University of Miami, Bachelor's Degree

Graph of 3 consecutive Record Quarters of Revenue Growth


GROWTH
140%
130%
120%
110%
100%
2nd Qtr
3rd Qtr
4th Qtr
2019

Bridging The Gap Physical Therapy



DR. DAVID LEE
PT, DPT, CF-1, USAW

David is an orthopedic expert with concentrated experience in musculoskeletal conditions of the ankle, knee, hip, spine, neck, shoulder, elbow, and wrist. He attended the University of St. Augustine, where he earned his received his Doctorate of Physical Therapy in 2011 and later completed his Manual Therapy Certification.

In his time away from the clinic, David has a very active lifestyle. He coaches CrossFit, runs Spartan Races/Tough Mudders, and paddleboards. He holds CrossFit and USA Weightlifting level one certifications.

Fun fact: David aspires to be a competitive eater. Ask him how many Chicken McNuggets he's eaten in one sitting. You'll be impressed (and disgusted)!



DR. BRI WYATT
PT, DPT, CSCS

Bri received her Doctorate of Physical Therapy from Rockhurst University in Kansas City, Missouri. Born and raised in the Chicago area, she earned her Bachelor's of Science in Biology with a minor in Chemistry from the University of Missouri Kansas City.

In her time away from the clinic, Bri has a very active lifestyle and a passion for animals. She is a certified strength and conditioning specialist and a former Division 1 college softball player. She and her fiance have their own personal zoo consisting of two tortoises, two ball pythons, four geckos and two cats.

Fun Fact: Bri is so fearless that she swims with alligators! Ask her to show you a photo.

Naples Center for Functional Medicine

Dr. Lindsey Berkson


Hormones
Nutrition
Digestion

4 new lines of business

- A medical doctor mentoring program where we train MDs and NDs in functional medicine
- A renal functional medicine program
- A functional medicine renal nutraceutical line
- A CME course functional nephrology

Projected Revenue Sources 2020

Health Services
Healthcare Services, Women's healthcare and Functional Medicine.

Patient Members
10/ year to access more storage and savings through our partners program.

DTC Lab Services
Test for Colon Cancer, STD's Cholesterol etc.



37%
4%
6%
53%
3%
5%

Preferred Providers
Access to marketing and Additional Service

Partners Program
Strategic partners to improve the health of our patient members, medical supplies, healthy living etc.

MSO's/ACO's
Management Service Organizations
Accountable Care Organizations


Care Management
CMS
ACO's
Private
Insurers
Care Coordination

HealthLynked Covers all aspects of care management and care coordination for all Patients, Medicare, Private Pay and Self Pay.



The Future of Healthcare

Market Opportunity



$3B

- Health Analytics
- 26% annual growth
- 500 million Ai



$6B

- Telehealth
- 30% annual growth
- 325 million medical practice

There is a Much Larger Opportunity



$68B

- Medical Research
- Payment processing
- Big Data Healthcare



$500B

- Consumer marketing
- CVS
- Direct to consumer labs
  - (208 M)
- Healthy living
- Genetic testing


HealthLynked
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CALL : (+1) 800-928-7144
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HLYK Summary Sheet

Shares Issued
and Outstanding
109,894,490 as of 1/8/2020

$19.8

Market Cap $19.8 M
as of 1/8/2020

HLYK stock
price $0.18/share
52 wk. range
$0.09 - $0.44

1,500

1,500 shareholders

$6.0

Equity capital
raised to date
$6.0M

Insiders - 54%
Float 46%

Thank you for attending

We will now take some questions for our attendees.


Q&A